Federal Income Taxes	12 Months Ended
Dec. 31, 2013
Federal Income Taxes [Abstract]
Federal Income Taxes

NOTE 15 - FEDERAL INCOME TAXES

The provision for federal income taxes consisted of the following for 2013, 2012 and 2011 (dollars in thousands):

	2013	2012	2011

Current	$453	$535	$1,253
Deferred	439	206	(55)

Total	$892	$741	$1,198

The income tax provision attributable to income from operations differs from the amounts computed by applying the U.S. federal income tax rate of 34% to income before federal income taxes as a result of the following (dollars in thousands):

	2013	2012	2011

Expected tax using statutory tax rate of 34%	$1,815	$1,899	$2,023
Increase (decrease) in tax resulting from:
Tax-exempt income on state and municipal
securities and political subdivision loans	(1,074)	(1,033)	(781)
Interest expense associated with carrying certain
state and municipal securities and political
subdivision loans	21	30	32
Increase in cash value of life insurance policies	(46)	(109)	(102)
Nondeductable merger expenses	170	0	0
Other, net	6	(46)	26

Total	$892	$741	$1,198

The deferred federal income tax provision (credit) of $439,000 in 2013, $206,000 in 2012, and, ($55,000) in 2011, resulted from the tax effects of temporary differences.  There was no impact for changes in tax laws and rates or changes in the valuation allowance for deferred tax assets.

NOTE 15 - FEDERAL INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of deferred tax liabilities and deferred tax assets at December 31, 2013 and 2012 are presented below (dollars in thousands):

	2013	2012
Deferred tax assets:
Purchase accounting basis difference	$2,735	$85
Allowance for loan losses	1,060	1,176
Accrued expenses and other	821	479
Alternative minimum tax credit carryforward	18	9

Total deferred tax assets	4,634	1,749

Deferred tax liabilities:
Unrealized gain on securities available-for-sale	$507	$3,010
Purchase accounting basis difference	2,066	370
Depreciation of premises and equipment	260	204
Federal Home Loan Bank stock dividends	581	455
Mortgage servicing rights	447	49
Deferred loan costs and other	164	129

Total deferred tax liabilities	4,025	4,217

Net deferred tax assets (liabilities)	$609	$(2,468)

Net deferred tax assets at December 31, 2013 are included in other assets and net deferred tax liabilities at December 31, 2012 are included in other liabilities in the accompanying consolidated balance sheets.

The alternative minimum tax credit carryforwards of $18,000 at December 31, 2013 may be utilized in the future to the extent computed regular tax exceeds the alternative minimum tax.

Management believes it is more likely than not that the benefit of deferred tax assets will be realized.  Consequently, no valuation allowance for deferred tax assets is deemed necessary as of December 31, 2013 and 2012.

In management’s determination, the Corporation has no tax positions for which it deems reasonably possible that the total amounts of the unrecognized tax benefit will significantly increase or decrease within the 12 months subsequent to December 31, 2013.  The tax years that remain open and subject to examination as of December 31, 2013 are years 2010 – 2013 for Federal and the State of Ohio.